UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) of the

 SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) : April 26, 2012

NeoMedia Technologies, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	0-21743	36-3680347
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

100 West Arapahoe, Suite 9 Boulder CO	80302
(Address of principal executive offices)	(Zip code)

Registrant's telephone number, including area code:	(678) 638-0460

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry Into a Material Definitive Agreement

Agreement and Debenture Closing, April, 26, 2012

On April 26, 2012, NeoMedia Technologies, Inc., a Delaware corporation (the “ Company ” ), entered into an Agreement (the “ Agreement ”), a copy of which is attached hereto as Exhibit 10.1 and incorporated by reference herein, to issue and sell a secured convertible debenture to YA Global Investments, L.P. (the “ Buyer ”) in the principal amount of $450,000 (the “ Debenture ”), a copy of which is attached hereto as Exhibit 10.2 and incorporated by reference herein. The closing of the transaction was held on April 26, 2012. In addition to the Debenture, the Company also issued a warrant to the Buyer to purchase 1,000,000 shares of the Company’s common stock, par value $0.001 per share (the “ Common Stock ”), for an exercise price of $0.15 per share (the “Warrant ”), a copy of which is incorporated by reference herein and attached hereto as Exhibit 10.3 .

The Debenture shall mature on July 29, 2012 ( the “ Maturity Date ”) and shall accrue interest at a rate equal to fourteen percent (14%) per annum and such interest shall be paid on the Maturity Date (or sooner as provided in the Debenture) in cash or, provided that certain Equity Conditions are satisfied (as such term is defined in the Debenture ), in shares of Common Stock at the applicable Conversion Price (as defined in the Debenture ). At any time, the Buyer shall be entitled to convert any portion of the outstanding and unpaid principal and accrued interest thereon into fully paid and non-assessable shares of Common Stock at a price equal to the lesser of $0.10 and ninety-five percent (95%) of the lowest volume weighted average price of the Common Stock during the sixty (60) trading days immediately preceding each conversion date.

The Debenture is secured by certain pledges made with respect to the assets of the Company and its subsidiaries as set forth in the eighteenth Ratification Agreement dated April 26, 2012 (the “Ratification Agreement”), and that certain Security Agreement (the “Security Agreement”) and Patent Security Agreement (the “Patent Security Agreement”) both dated July 29, 2008, by and among the Company, each of the Company’s subsidiaries made a party thereto, and the Buyer. Copies of the Security Agreement and the Patent Security Agreement are incorporated by reference herein and attached by reference hereto as Exhibits 10.4 and 10.5, respectively. The Ratification Agreement is incorporated by reference herein and attached as Exhibit 10.6 hereto.

In connection with the Agreement, the Company also entered into those certain Irrevocable Transfer Agent Instructions (the “ITAI”) with the Buyer, an escrow agent and WorldWide Stock Transfer, LLC, the Company’s transfer agent, a copy of which is incorporated herein by reference and attached as Exhibit 10.7 hereto.

The Company shall not affect any conversion, and the Buyer shall not have the right to convert any portion of the Debenture to the extent that after giving effect to such conversion, the Buyer (together with the Buyer’s affiliates) would beneficially own in excess of 9.99% of the number of shares of Common Stock outstanding immediately after giving effect to such conversion, except for not less than sixty-five (65) days prior written notice from the Buyer.

The Company shall have the right to redeem a portion or all amounts outstanding (subject to certain conditions) in the Debenture via Optional Redemption (as defined in the Debenture) by paying the amount equal to the principal amount being redeemed plus a redemption premium equal to ten percent (10%) of the principal amount being redeemed, and accrued interest.

The foregoing descriptions of the Agreement, Debenture, Warrant, Security Agreement, Patent Security Agreement, Ratification Agreement and ITAI do not purport to be complete and are qualified in their entirety by reference to such documents, which are attached or incorporated by reference as Exhibits 10.1, 10.2, 10.3, 10.4, 10.5, 10.6, and 10.7, respectively, to this Current Report on Form 8-K and incorporated herein by reference.

Item 3.02. Unregistered Sales of Equity Securities

See Item 1.01 herein above.

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ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

(a)	Not applicable.

(b)	Not applicable.

(c)	Not applicable.

(d)	Exhibits .

EXHIBIT	DESCRIPTION	LOCATION
Exhibit 10.1	Agreement, dated April 26, 2012, by and between the Company and YA Global Investments, L.P.	Provided Herewith
Exhibit 10.2	Secured Convertible Debenture, No. NEOM-12-3, dated April 26, 2012, issued by the Company to YA Global Investments, L.P.	Provided Herewith
Exhibit 10.3	Warrant, No. NEOM-0312, dated April 26, 2012, issued by the Company to YA Global Investments, L.P.	Provided Herewith
Exhibit 10.4	Security Agreement, dated July 29, 2008, by and among the Company, each of the Company’s subsidiaries made a party thereto and YA Global Investments, L.P.	Incorporated by reference to Exhibit 10.3 in the Company’s Current Report on Form 8-K as filed with the SEC on August 4, 2008
Exhibit 10.5	Patent Security Agreement, dated July 29, 2008, by and among the Company, each of the Company’s subsidiaries made a party thereto and YA Global Investments, L.P.	Incorporated by reference to Exhibit 10.4 in the Company’s Current Report on Form 8-K as filed with the SEC on August 4, 2008
Exhibit 10.6	Eighteenth Ratification Agreement, dated March 26, 2012, by and among the Company, each of the Company’s subsidiaries made a party thereto, and YA Global Investments, L.P.	Provided Herewith
Exhibit 10.7	Irrevocable Transfer Agent Instructions, dated April 26 2012, by and among the Company, the Buyer, David Gonzalez, Esq. and WorldWide Stock Transfer, LLC	Provided Herewith

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 1, 2012	NEOMEDIA TECHNOLGIES, INC.

	By:	/s/ Laura Marriott
	Name:	Laura Marriott
	Its:	Chief Executive Officer

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